UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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SMF ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

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SMF ENERGY CORPORATION
200 West Cypress Creek Road, Suite 400
Fort Lauderdale, Florida  33309

SUPPLEMENT TO THE OCTOBER 28, 2009 PROXY STATEMENT FOR
DECEMBER 4, 2009, ANNUAL MEETING OF STOCKHOLDERS

November 24, 2009

This Supplement provides updated information for the Proxy Statement dated October 28, 2009 (the “Proxy Statement”), which was previously provided, or made available, to the stockholders of SMF Energy Corporation (the “Company”).  The information herein is also contained in a Form 8-K filed concurrently herewith.

On November 24, 2009, the Company’s Board of Directors amended the 2009 Equity Incentive Plan (the “Plan”).  The Company is requesting stockholder approval of the Plan by Proposal 3 of the Proxy Statement.  The Plan was amended to decrease the total number of shares of common stock reserved under the Plan from 1,300,000 to 900,000.  Correspondingly, the number of shares of common stock that may be issued pursuant to the exercise of Incentive Stock Options was also decreased from 1,300,000 to 900,000.  In addition, in order to account for the 1 for 4.5 reverse stock split of the Company’s common stock that became effective on October 1, 2009 on the Nasdaq Stock Market, the Company amended the Plan to change the maximum number of shares of common stock that may be granted under the Plan to any one participant in a single calendar year from 500,000 to 125,000.  This summary is qualified in its entirety by reference to the full text thereof, which is set forth as Appendix A attached hereto.

Stockholders who have not yet voted (or who wish to change their vote if they already voted) may still do so, by proxy or in person at the meeting.

The Company continues to recommend that its stockholders vote “FOR” all of the proposals described in the Proxy Statement.  Stockholders may revoke a previously-executed proxy by following the procedures set forth below.

HOW TO VOTE (OR CHANGE A VOTE PREVIOUSLY CAST):

Stockholders of record.  If shares are registered in the stockholder’s own name, the stockholder can vote in four different ways: online, by telephone, by mail or in person.

Mail.  To vote by mail, a stockholder should mark, sign, date and mail the proxy card previously supplied with the Proxy Statement in the self-addressed, postage-paid envelope provided.

Telephone.  Stockholders may cast their vote by telephone (toll-free 1-800-PROXIES, or 1-800-776-9437) but they will need their individual control number, as included with the originally mailed proxy materials, to do so.

Internet.  With the control number, stockholders may also vote online by logging on to www.voteproxy.com and following the instructions.

In person.  Stockholders with shares registered in their own name may also vote their shares in person by attending the Annual Meeting.

Telephone and online voting are available 24 hours a day until 11:59 p.m. Eastern time on December 3.  Contact the Company’s Secretary, Louise Lungaro, at (954) 308-4175 if you cannot locate your control number.

Street Name Stockholders.  If the shares are held in a brokerage account in “street name,” the stockholder should follow the voting instructions provided by the brokerage firm, which typically permit voting by a voting instruction card, online or by telephone at the website or number supplied by the brokerage firm.  Please note that if the shares are held in “street name,” the stockholder cannot vote at the Annual Meeting using the voting instruction card that was delivered to the stockholder by the brokerage firm.  That card only instructs the brokerage firm how to vote the shares.  Only the brokerage firm can vote “street name” shares since it has the record ownership of those shares.  If a stockholder wants to vote “street name” shares at the Annual Meeting, the stockholder’s brokerage firm should be able to give the stockholder a legal proxy that will give the stockholder the right to vote the shares in person at the Annual Meeting.

Series D Preferred Stockholders.  Holders of the Company’s Series D Preferred Stock, can mark, sign, date and mail the proxy card in the self-addressed, postage-paid envelope previously provided.  Series D stockholders may also vote their shares in person by attending the Annual Meeting.

If any stockholder votes a second time, the second vote revokes the previously submitted proxy.  In any event, the latest vote validly cast by the stockholder will be the only vote that is counted.

Stockholders who previously voted “FOR” the Plan by proxy do not need to submit a new proxy; the proxy already submitted will continue to be voted in favor of the Plan.  Similarly, stockholders who previously voted “AGAINST” the Plan do not need to submit a new proxy; their previous vote will be counted as it was submitted.  It does not matter that the original proxy referred to 1,300,000 shares being reserved for the Plan rather than the amended amount of 900,000 shares.  Moreover, any later proxy submitted will be considered a vote on the amended Plan, including the reservation of only 900,000 shares.

Explanatory Note

Except as specifically updated by the information contained in this Supplement, all information set forth in the Proxy Statement and the notice remains accurate and should be considered in voting your shares.  This Supplement does not provide all of the information that is important to your decision in voting at the 2009 Annual Meeting of Stockholders.  Additional information is contained in the Proxy Statement.  This Supplement should be read in conjunction with the Proxy Statement, which is incorporated by reference herein.

LOUISE P. LUNGARO
Secretary
November 24, 2009
Fort Lauderdale, Florida

APPENDIX A

AMENDMENT NO. 1 TO THE
SMF ENERGY CORPORATION 2009 EQUITY INCENTIVE PLAN

SMF Energy Corporation, a Delaware corporation (the “Company”), hereby adopts this Amendment No. 1 (this “Amendment”) to the SMF Energy Corporation 2009 Equity Incentive Plan (the “Plan”), subject to approval of the Plan and this Amendment by the Company’s stockholders at the Company’s 2009 Annual Meeting of Stockholders on December 4, 2009, and at any adjournments thereof (the “Annual Meeting”).

WHEREAS, the Company’s Board of Directors (the “Board”) adopted the Plan and submitted the Plan to the Company’s stockholders for approval at the Annual Meeting; and

WHEREAS, the Company now desires to amend the Plan in order to (i) decrease the total number of shares reserved under the Plan, (ii) decrease the number of shares that may be issued pursuant to the exercise of Incentive Stock Options and (iii) decrease the maximum number of shares that may be granted to any one participant in any one calendar year.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Section 5 of the Plan is amended by deleting the first two sentences in subparagraph (a) from said Section and replacing in lieu thereof the following sentences:

The total number of shares of Common Stock reserved and available for distribution under the Plan shall be Nine Hundred Thousand (900,000).  The maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options is also Nine Hundred Thousand (900,000).

2.	Section 5 of the Plan is amended by deleting subparagraph (b) from said Section and replacing in lieu thereof the following new subparagraph (b):

The maximum number of shares of Common Stock subject to Awards that may be granted under the Plan to any one participant in any one calendar year is One Hundred Twenty-Five Thousand (125,000).

3.	In all respects not amended herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment No. 1 is executed on this 24th day of November, 2009.

SMF ENERGY CORPORATION

/s/ Richard E. Gathright
Richard E. Gathright, Chief Executive Officer and President